PROSPECTUS AUGUST 1, 2005
AS AMENDED OCTOBER 25, 2005


JPMORGAN
TAX AWARE
FUNDS
SELECT CLASS SHARES


JPMORGAN TAX AWARE CORE EQUITY FUND
JPMORGAN TAX AWARE DIVERSIFIED EQUITY FUND






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware Core Equity Fund                                                     1
Tax Aware Diversified Equity Fund                                              7
Tax Aware Investing                                                           13
The Funds' Management and Administration                                      14
How to Do Business with the Funds                                             16
    Purchasing Fund Shares                                                    16
    Exchanging Fund Shares                                                    19
    Redeeming Fund Shares                                                     20
    Networking and Sub-Transfer Agency Fees                                   21
Shareholder Information                                                       23
    Distributions and Taxes                                                   23
    Availability of Proxy Voting Record                                       23
    Portfolio Holdings Disclosure                                             24
Risk and Reward Elements                                                      25
Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates                            29
How To Reach Us                                                       BACK COVER

JPMORGAN
  TAX AWARE CORE EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
25-28.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities of large- and medium-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund may also invest in asset-backed and mortgage-related securities.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.




The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goals.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securites, according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so that they differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. market. Fund performance will also depend on the effectiveness of the adviser's research as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and they could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but they will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

- are individuals that could benefit from a strategy that pursues returns from an after-tax perspective

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

-  are investing through a tax-deferred account such as an IRA

THE FUND'S PERFORMANCE

The Fund will commence operations subsequent to the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1)  The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                             0.45
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.15
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.85
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   0.00
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.85

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.85% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                                     1 YEAR              3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             87                  271

JPMORGAN
  TAX AWARE DIVERSIFIED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 25-28.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return through capital appreciation and growth of income from a portfolio of selected equity securities of large and medium U.S. companies.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of the value of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its assets that is not in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund seeks to minimize shareholders' tax liability in connection with the Fund's distribution of realized capital gains by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income and that are not qualified dividend income.




The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment goal.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions and the implementation of the tax aware strategy.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a change in a stock's price

-  potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your shares in the Fund will fluctuate in response to movements in the U.S. markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Zero-coupon securities are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and they could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term




The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PERFORMANCE

The Fund will commence operations subsequent to the date of this prospectus and therefore, has no reportable performance history. Once the Fund has performed for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.(1) An appropriate broad-based market index will also be included in the performance table. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

(1)  The Fund's fiscal year end is 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses for Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                            0.35
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.16
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            0.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                 (0.06)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            0.70

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Select Class Shares (which exclude interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.70% of its average daily net assets through 2/28/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 2/28/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                                     1 YEAR              3 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             72                  233

TAX AWARE
  INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term capital gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management for all Funds are the following:

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term capital gains; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


For the Tax Aware Core Equity Fund and the Tax Aware Diversified Equity Fund:


-  investing primarily in lower-yielding growth stocks;

- when appropriate, selling stocks trading below their tax cost to realize losses; and

-  in selling appreciated stocks, selecting the most tax-favored share lots.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund has to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT
  AND ADMINISTRATION

Each Fund is a series of JPMorgan Trust I, which is a statutory trust formed under the laws of the State of Delaware. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information regarding the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York,
NY 10036.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS

TAX AWARE CORE EQUITY FUND

The Fund is managed by David Silberman, Managing Director of JPMIM.
Mr. Silberman is a research portfolio manager in the Private Banking Group. An employee since 1989, he manages core U.S. Large Cap equity strategies.

TAX AWARE DIVERSIFIED EQUITY FUND

The Fund is managed by Robin B. Chance, Vice President of the adviser. Ms. Chance has been at JPMIM since 1987.




The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUNDS' ADMINISTRATOR

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS), under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of Select Class Shares of each Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES


JPMIM, the Funds' Distributor, and from time to time, other affiliates of JPMIM, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and the Funds' Distributor may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS
  WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

-  Select Class Shares may also be purchased through your Financial
   Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received, together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded, therefore no certificates will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share next calculated after the account is closed, less, in the case of Tax Aware International Fund, any applicable redemption fee. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund, subject to meeting any investment minimum or eligibility requirement.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.




ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to your Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If a Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable redemption fee.




CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.


ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which they compute their NAV. This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus.


1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.


2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a redemption fee. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


Tax Aware Core Equity Fund and Tax Aware Diversified Equity Fund typically pay dividends quarterly. Each of the Funds makes net capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer net capital gain payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. Each Fund may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and it Shareholder Information will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN
  TAX AWARE FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its           - A Fund could outperform its benchmark   - The adviser focuses its active
  benchmark due to its securities and       due to these same choices                 management on securities selection,
  asset allocation choices                                                            the area where it believes its
                                                                                      commitment to research can most
                                                                                      enhance returns

MARKET CONDITIONS

- A Fund's share price and performance    - Stocks have generally outperformed      - Under normal circumstances the Funds
  will fluctuate in response to stock       more stable investments (such as bonds    plan to remain fully invested, in
  market movements                          and cash equivalents) over the long       accordance with their policies. Equity
                                            term                                      investments may include common stocks,
- Adverse market, economic, political or                                              convertible securities, preferred stocks,
  other conditions may from time to time                                              depositary receipts (such as ADRs and
  cause the Funds to take temporary                                                   EDRs), trust or partnership interests,
  defensive positions that are                                                        warrant rights and investment company
  inconsistent with their principal                                                   securities. The Funds may invest
  investment strategies and may hinder                                                uninvested cash in affiliated money
  the Funds from achieving their                                                      market funds
  investment objectives

                                                                                    - The Funds seek to limit risk through
                                                                                      active management and diversification

                                                                                    - During severe market downturns, the
                                                                                      Funds have the option of investing up
                                                                                      to 100% of their assets in
                                                                                      investment-grade short-term securities

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN CURRENCIES

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds actively manage the currency
  reduce gains or create losses             could generate gains or reduce losses     exposure of its foreign investments
                                                                                      and may hedge a portion of their
- Currency risks tend to be higher in                                                 foreign currency exposure into the
  emerging markets                                                                    U.S. dollar or other currencies which
                                                                                      the adviser deems more attractive (see
                                                                                      also "Derivatives")

SECURITIES LENDING

- When a Fund lends a security, there is  - A Fund may enhance income through the   - The adviser maintains a list of
  a risk that the loaned securities may     investment of the collateral received     approved borrowers
  not be returned if the borrower or the    from the borrower
  lending agent defaults                                                            - A Fund receives collateral equal to at
                                                                                      least 100% of the current value of
- The collateral will be subject to the                                               securities loaned plus accrued
  risks of the securities in which it is                                              interest
  invested
                                                                                    - The lending agents indemnify a Fund
                                                                                      against borrower default

                                                                                    - The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                    - Upon recall, the borrower must return
                                                                                      the securities loaned within the
                                                                                      normal settlement period

FOREIGN INVESTMENTS

- Currency exchange rate movements could  - Favorable exchange rate movements       - The Funds anticipate that their
  reduce gains or create losses             could generate gains or reduce losses     respective total foreign investments
                                                                                      will not exceed 20% of total assets
- The Funds could lose money because of   - Foreign investments, which represent a
  foreign government actions, political     major portion of the world's            - Each Fund actively manages the
  instability, or lack of adequate and      securities, offer attractive potential    currency exposure of its foreign
  accurate information                      performance and opportunities for         investments relative to its benchmark
                                            diversification                           and may hedge back into the U.S.
                                                                                      dollar from time to time (see also
                                                                                      "Derivatives")


                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD

DERIVATIVES

- Derivatives such as futures, options,   - Hedges that correlate well with         - The Funds use derivatives, such as
  swaps and forward foreign currency        underlying positions can reduce or        futures, options, swaps, and forward
  contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts, for
  the portfolio or specific securities                                                hedging and tax and risk management
  may not fully offset the underlying     - A Fund could make money and protect       purposes (i.e., to establish or adjust
  positions and this could result in        against losses if the investment          exposure to particular securities,
  losses to a Fund that would not have      analysis proves correct                   markets or currencies)
  otherwise occurred*
                                          - Derivatives that involve leverage       - The Funds only establish hedges that
- Derivatives used for risk management      could generate substantial gains at       they expect will be highly correlated
  may not have the intended effects and     low cost                                  with underlying positions
  may result in losses or missed
  opportunities                                                                     - While the Funds may use derivatives
                                                                                      that incidentally involve leverage,
- The counterparty to a derivatives                                                   they do not use them for the specific
  contract could default                                                              purpose of leveraging their portfolios

- Derivatives that involve leverage
  could magnify losses

- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses


* The Trust is not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because it has claimed an exclusion from the definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ILLIQUID HOLDINGS

- A Fund could have difficulty valuing    - These holdings may offer more           - No Fund may invest more than 15% of
  these holdings precisely                  attractive yields or potential growth     its net assets in illiquid holdings
                                            than comparable widely traded
- A Fund could be unable to sell these      securities                              - To maintain adequate liquidity, each
  holdings at the time or price it                                                    Fund may hold investment-grade
  desires                                                                             short-term instruments and may borrow
                                                                                      (including reverse repurchase agreements
                                                                                      and repurchase agreements) from banks
                                                                                      up to 33 1/3% of the value of its total
                                                                                      assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities before      - A Fund can take advantage of            - Each Fund segregates liquid assets to
  issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a Fund's  - A Fund could realize gains in a short   - The Funds will generally avoid
  brokerage and related costs               period of time                            short-term trading except to take
                                                                                      advantage of attractive or unexpected
- Increased short-term capital gains      - A Fund could protect against losses if    opportunities or to meet demands
  distributions could raise                 a stock is overvalued and its value       generated by shareholder activity
  shareholders' income tax liability        later falls

LEGAL PROCEEDINGS RELATING TO
  BANC ONE INVESTMENT ADVISORS
  CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (JPMFM) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.


Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year commencing September 2004. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.


In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


Investment Company Act File No.: 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. August 2005


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